EXHIBIT 10-7

                                      FILED

                               '03 JAN 17 PM 3 2?

                                   WAYNE SMiTH
                                 CHANCERY CLERK

                           ASSIGNMENT AND BILL OF SALE

 STATE OF MISSISSIPPI
                                        *
 COUNTY OF LAMAR                        *         KNOW ALL MEN BY THESE PRESENTS
                                        *

         WHEREAS, CROWN ROYALTIES OF LOUISIANA, INC., a Louisiana corporation domiciled in Lafourche Parish, Louisiana, whose mailing address is 312 Supercharge Drive, Thibodaux, Louisiana, 70360, hereinafter referred to as "ASSIGNOR", is the owner and holder of certain interests in those certain Oil, Gas and Mineral Leases, wells, wellbores and related and associated equipment and property described on the EXHIBIT "A" attached hereto and made a part hereof by reference for all purposes, hereinafter collectively referred to as LEASE and WELL.

         WHEREAS, ASSIGNOR desires to convey to PETROGEN, INC., a Colorado corporation, whose current mailing address is Greenway Plaza, 3200 S.W. Freeway, Suite 3300, Houston TX 7?02 hereinafter referred to as "ASSIGNEE" all of ASSIGNOR'S right, title and interest in the LEASE and WELL.

         NOW, THEREFORE for and in consideration of the sum of TWENTY TWO THOUSAND FIVE HUNDRED AND NO/100 ($22,500.00) DOLLARS and other valuable consideration, in hand paid to ASSIGNOR by ASSIGNEE, the receipt and sufficiency of which being hereby acknowledged and full acquittance is granted therefor, ASSIGNOR does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto ASSIGNEE all of ASSIGNOR'S right, title and interest in and to the LEASE and WELL.

         Furthermore, ASSIGNOR assigns the foregoing interests "AS IS, WHERE IS", without merchantability of same to ASSIGNEE.

         ASSIGNOR agrees to protect, defend, indemnify and hold ASSIGNEE, its Directors, Officers, employees and representatives free and harmless from and against any and all costs, expenses, claims, demands, actions, and causes of action of each and every kind and character arising out of or in connection with ASSIGNOR'S or its agent's or employee's operations on the LEASE or WELL, its associated personal property and the production therefrom, arising prior to the Effective Date of this agreement.

         This conveyance is subject to the terms of the LEASE, and all instruments of record affecting same and any reservations, terms and conditions of the agreements identified on EXHIBIT "A" attached hereto and made a part hereof, provided, however, that in the event any such instruments or agreements have expired, terminated or for any other reason whatsoever have ceased to be of any further effect as of this date, it is not intended by this reference herein to validate or re-effectuate any said instruments or agreements. This conveyance is also subject to all royalties, overriding royalties, production payments and other burdens of record.

         This ASSIGNMENT AND BILL OF SALE made by ASSIGNOR is accepted by ASSIGNEE without representations, covenants or warranties as to title or quantum of interest conveyed, or representation as to the merchantability of any of the equipment or its fitness for any purpose, either express or implied. It is understood and agreed ASSIGNEE have inspected the LEASE, WELL and its associated personal property and satisfied themselves as to their physical and environmental condition, both surface and subsurface, and

 ASSIGNEE accept same in their "AS IS, WHERE IS" condition. Furthermore, ASSIGNOR makes no warranty or representation, express or implied, as to the accuracy or completeness of any data, information or materials heretofore or hereafter furnished to ASSIGNEE in connection with the subject interests, or as to the quality or quantity of or ability to produce hydrocarbon reserves, Any and all such data or materials furnished by ASSIGNOR are provided to ASSIGNEE as a convenience and any reliance on or use of same shall be at ASSIGNEE'S sole risk.

         All taxes, including, but not limited to, income taxes, Windfall Profit Taxes, state severance taxes, ad valorem taxes, and any other local, state severance taxes or assessments attributable to the LEASE, OR any production therefrom after the Effective Date shall be ASSIGNEE'S responsibility, and all deductions, credits and obligations pertaining to the aforementioned taxes attributable to the LEASE, or any production therefrom prior to the Effective Date, no matter when received, shall belong to ASSIGNOR.

         ASSIGNEE shall be solely responsible for all costs associated with the filing and recording of this ASSIGNMENT AND BILL OF SALE or any documents related to this instrument. ASSIGNEE shall advise ASSIGNOR or the pertinent recording data and provide a copy of the recorded instrument within 30 days of recordation.

         No title opinion was requested of me, Notary, and the parties hereto specifically release me from any and all responsibility therefor.

         TO HAVE AND TO HOLD the assigned undivided interest in and to the aforementioned LEASE and WELL together with all and singular rights and appurtenances thereto unto

ASSIGNEE, its he/rs or assigns, forever subject to the reservations and conditions hereinabove set forth.


         IN WITNESS WHEREOF, this instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes. Failure of any party to execute this Agreement and Bill of Sale shall not render it ineffective as to any other party or parties who execute same. This instrument dated effective executed in duplicate originals as of the 16th day of December, 2002.


WITNESSES:                                 ASSIGNOR:

/s/ UNKNOWN                                CROWN ROYALTIES OF LOUISIANA, INC

/s/ S. EHRMANN                             BY: /S/ KEITH BONDREAUX
                                           NAME: KEITH BONDREAUX
                                           TITLE: PRES



WITNESSES:                                 ASSIGNEE:

/s/ UNKNOWN                                PETROGEN, INC.

/s/ S. EHRMANN                             BY: /S/ LEO WM. KERRIGAN
                                           NAME:  LEO WM. KERRIGAN
                                           TITLE:  VICE PRESIDENT, DIRECTOR

STATE OF LOUISIANA

PARISH OF TERREBONNE

         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned,

         PERSONALLY  CAME  AND  APPEARED  Keith  Bordeaux,  President  of  CROWN
ROYALTIES OF LOUISIANA, INC ., who declared to me that this document was executed for the purpose and consideration expressed therein. Houma, Louisiana, this 16th day of December, .



WITNESSES:

/s/ UNKNOWN                             /s/ KEITH BORDEAUX

/s/ S. EHRMANN



                        SWORN TO AND SUBSCRIBED BEFORE ME
                         THIS 16TH DAY OF DECEMBER, 2002

                             /s/ JOSE A. CASTELLEON
                            -----------------------
                                 NOTARY PUBLIC

                            [NOTARY SEAL GOES HERE]

                             [STATE SEAL GOES HERE]

STATE OF LOUISIANA

PARISH OF TERREBONNE

         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned.

         PERSONALLY  CAME  AND  APPEARED  LEO  WM.  KERRIGAN,   VICE  PRESIDENT,
PETROGEN, INC., who declared to me that this document was executed for the purpose and consideration expressed therein.

         Houma, Louisiana, this 16th day of December, 2002.


WITNESSES:

/s/ UNKNOWN                     /s/ LEO WM. KERRIGAN

/s/ S. EHRMANN


                       SWORN TO AND SUBSCRIBED BEFORE ME
                         THIS 16 DAY OF DECEMBER, 2002

                             /s/ JOSE A. CASTELLON
                             ---------------------
                                 NOTARY PUBLIC

                            [NOTARY SEAL GOES HERE]

                             [STATE SEAL GOES HERE]

                                   RESOLUTION


         BE IT  RESOLVED  by the  Board  of  Directors  of  CROWN  ROYALTIES  OF
LOUISIANA, INC., that its President Keith Bordeaux be and he is hereby authorized, empowered and directed, for and on behalf of said corporation, to effect the following transaction:

         To execute on behalf of CROWN ROYALTIES OF LOUISIANA, INC. an Assignment and Bill of Sale to Petrogen, Inc. of all of interest s held by the corporation in the Lease, Well, its associated personal property and any production specified on Exhibit "A" attached to said Assignment and Bill of Sale.

said act to contain such other terms, conditions and stipulations as said officer might deem wise and expedient in his sole and uncontrolled discretion.

         BE IT FURTHER RESOLVED that the said KEITH BORDEAUX hereby authorized to appear before any Notary Public for the purpose of executing said act, or other instruments, papers or documents which might be necessary or proper under the circumstances, we hereby approving, ratifying and confirming any and all acts which the said officer may do or perform by virtue of this mandate.

                                    ********



         I, Secretary of CROWN ROYALTIES OF LOUSIIANA, INC., a corporation organized and chartered under and by virtue of the laws of the State of Louisiana, with its legal domicile in the Parish of Terrebonne, Louisiana, do hereby certify that the foregoing is a true and correct copy of the resolution unanimously adopted by the Board of Directors of said corporation at a meeting held on December 12, 2002 which meeting a quorum was present and voting.


                                /s/ MARY BORDEAUX
                                --------------------------
                                    SECRETARY

ATTEST

KEITH BORDEAUX
------------------
PRESIDENT

                                   RESOLUTION

         BE IT RESOLVED by the board of Directors of PETROGEN, INC., thaT its Vice President Leo Wm. Kerrigan be and he is hereby authorized, empowered and directed, for and on behalf of sai9"(pound)brporation, to effect the following transaction:

         To execute on behalf of Petrogen, Inc. an Assignment and Bill of Sale from Crown Royalties of Louisiana, Inc. in the Lease, Well, its associated personal property and any production specified on Exhibit "A" attached to said Assignment and Bill of Sale.


         said act to contain such other terms, conditions and stipulations as said officer might deem wise and expedient in his sole and uncontrolled discretion.

         BE IT FURTHER RESOLVED that the said Leo Wm. Kerrigan is hereby authorized to appear before any Notary Public for the purpose of executing act, or other instruments, papers or documents which might be necessary or proper under the circumstances, we hereby approving, ratifying and confirming any and all acts which the said officer may do or perform by virtue of this mandate.



                                    ********



         I, Secretary of Petrogen, Inc., do hereby certify that the foregoing is a true and correct copy of the resolution unanimously adopted by the Board of Directors of said corporation at a meeting held on ______________ 1999, at which meeting a quorum was present and voting.



                                        -----------------------
                                           SECRETARY

ATTEST:

/s/ LEO WM. KERRIGAN
-----------------------
VICE PRESIDENT

                                   EXHIBIT "A"

All of Crown Royalties ' Inc's interest in the following described property and leases, to-wit:

A. S. J; HOOPER NO. 1 WELL, BAXTERVILLE FIELD, MARION COUNTY, MISSISSIPPI, TOGETHER WITH THE WELLBORE, CASING, TUBING, POMPS, PIPES, PIPELINES, TANKS, AND ALL ASSOCIATED PROPERTY AND EQUIPMENT;

B.       LEASES

         1. Oil, Gas and Mineral Lease dated February 9, 1943, from S. J. Hooper, as lessor to Pres Cochrane, as lessee, and recorded in Book 161, at page 584, of the Oil and Gas Records in the office of the Chancery Clerk of Marion- County, Mississippi;

         2. Oil, Gas and Mineral Lease dated July 7, 1948, from Carl E. Richardson, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 111, of said Oil and Gas Records;

         3. Oil, Gas and Mineral Lease dated July 7, 1948, from Juanita Richardson Dion, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 110, of said Oil and Gas Records;

         4.   Oil, Gas and Mineral Lease dated July 7, 1948, from Mrs. Henrietta
              L. Richardson Hargrove, et al, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 109, of said Oil and Gas Records;

         5.   Oil,  Gas and  Mineral  Lease  dated  July 7, 1948,  from  Madonna
              Richardson Miller, as lessor, to Danciger Oil and Refining Company, as lessee? and recorded in Book 249, at page 108, of said Oil and Gas Records;

         6. Oil, Gas and Mineral Lease dated July 7, 1948, from W. V. Tompkins and Chas. H. Tompkins, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 107, of said Oil and Gas Records;

         7. Oil, Gas and Mineral Lease dated July 7, 1948, from Juanita Richardson Dion, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 105, of said Oil and Gas Records;

         8. Oil, Gas and Mineral Lease dated July 7, 1948, from H.C. Rawls, et al, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 112, of said Oil and Gas Records;

ONLY INSOFAR, HOWEVER, as the above described leases cover:

              the NE/4 of NE/4, Section 1, Township 1 North, Range 17 West, Marion County, Mississippi, containing 40 acres, more or less;

all as amended, ratified and confirmed by the following instruments and by other instruments:

         1. Dated August 31, 1949, executed by H. C. Rawls, et al, and recorded in Book 261, at page 125, of said Oil and Gas Records;

         2. Dated August 15, 1949, executed by E. M. Rush, et al, and recorded in Book 261, at page 379, of said Oil and Gas Records;

         3.   Dated  August  15,  1949,  executed  by R. A.  Irwin,  et al,  and recorded in Book 261, at page 388, of said Oil and Gas Records;
         4.   Dated August 15, 1949, executed by E. M. Rush, et al, and recorded in Book 261, at page 553, of said Oil and Gas Records;

         5. Dated August 12, 1949, executed by M. V. Tompkins and Chas. H. Tompkins, and recorded in Book 261, at page 388, of said Oil and Gas Records;

         6. Dated August 18, 1949, executed by Evelyn R. Willoby, and recorded in Book 268, at page 25, of said Oil and Gas Records;

         7. Dated August 16, 1949, executed by Juanita R. Dion, and recorded in Book 268, at page 19, of said Oil and Gas Records;

         8. Dated September 2, 1949, executed by Madonna Richardson Miller, and recorded in Book 268, at page 20, of said Oil and Gas Records;

         9. Dated August 12, 1949, executed by Henrietta L- Richardson Hargrove, et al, and recorded in Book 268, at page 20, of said Oil and Gas Records;
1.

SAID LEASEHOLD ESTATES BEING SUBJECT TO THE FOLLOWING:

         1. The terms and conditions of that certain Contract and Assignment of Overriding Royalty dated July 8, 1948, between Danciger Oil and Refining Company, as one party and Orval E. Richardson, et al, as the other party, and recorded in Book 245, at page 503, of said Oil and Gas Records; and

         2. That certain Operating Agreement dated October 15, 1944, between Danciger Oil & Refining Company, as Operator, and T. S. Stoneman, as Non-operator.

C. T. W. DAVIS NO. 1 WELL, (Salt water disposal), Baxtervxlle Field, Lamar County, Mississippi.

A salt water disposal system, including a well located:

              330 feet North and 330 feet West of the Southeast corner of the SW/4 of SW/4, Section 31, Township 2 North, Range 16 West, Lamar County, Mississippi;

and all equipment, pumps, machinery, lines, pipelines, easements and rights of way now used in the operation of such system, said system and the rights pertaining thereto originally being described in the following instrument:

              Dated October 18, 1972, from Bass Pecan Company, Inc., as Assignor, to George R. Grim, Jr. and L. J. Wickenhauser, as Assignees, and recorded in Book 5-E, at page 295, of the Land Deed Records in the office of the Chancery Clerk of Lamar County, Mississippi.


                        [CHANCERY CLERK SEAL GOES HERE]

                      CERTIFICATE OF FILING AND RECORDING
                       STATE OF MISSISSIPPI LAMAR COUNTY

                          WAYNE SMITH, CHANCERY CLERK
                           OIL LEASE BOOK 112 PAGE 41

                    INDEXED [X] RECORDED [X] ABSTRACTED [ ]
                                 /S/ROSE TRAVIS

                           ASSIGNMENT AND BILL OF SALE

 STATE OF MISSISSIPPI
                                        *
 COUNTY OF LAMAR                        *         KNOW ALL MEN BY THESE PRESENTS
                                        *

         WHEREAS, CROWN ROYALTIES OF LOUISIANA, INC., a Louisiana corporation domiciled in Lafourche Parish, Louisiana, whose mailing address is 312 Supercharge Drive, Thibodaux, Louisiana, 70360, hereinafter referred to as "ASSIGNOR", is the ownerand holder of certain interests in those certain Oil, Gas and Mineral Leases, wells, wellbores and related and associated equipment and property described on the EXHIBIT "A" attached hereto and made a part hereof by reference for all purposes, hereinafter collectively referred to as LEASE and WELL.

         WHEREAS, ASSIGNOR desires to convey to PETROGEN, INC., a Colorado corporation, whose current mailing address is Greenway Plaza, 3200 S.W. Freeway, Suite 3300, Houston TX 7?02 hereinafter referred to as "ASSIGNEE" all of ASSIGNOR'S right, title and interest in the LEASE and WELL.

         NOW, THEREFORE for and in consideration of the sum of TWENTY TWO THOUSAND FIVE HUNDRED AND NO/100 ($22,500.00) DOLLARS and other valuable consideration, in hand paid to ASSIGNOR by ASSIGNEE, the receipt and sufficiency of which being hereby acknowledged and full acquittance is granted therefor, ASSIGNOR does hereby BARGAIN, SELL, TRANSFER, ASSIGN and CONVEY unto ASSIGNEE all of ASSIGNOR'S right, title and interest in and to the LEASE and WELL.

         Furthermore, ASSIGNOR assigns the foregoing interests "AS IS, WHERE IS", without merchantability of same to ASSIGNEE.

         ASSIGNOR agrees to protect, defend, indemnify and hold ASSIGNEE, its Directors, Officers, employees and representatives free and harmless from and against any and all costs, expenses, claims, demands, actions, and causes of action of each and every kind and character arising out of or in connection with ASSIGNOR'S or its agent's or employee's operations on the LEASE or WELL, its associated personal property and the production therefrom, arising prior to the Effective Date of this agreement.

         This conveyance is subject to the terms of the LEASE, and all instruments of record affecting same and any reservations, terms and conditions of the agreements identified on EXHIBIT "A" attached hereto and made a part hereof, provided, however, that in the event any such instruments or agreements have expired, terminated or for any other reason whatsoever have ceased to be of any further effect as of this date, it is not intended by this reference herein to validate or re-effectuate any said instruments or agreements. This conveyance is also subject to all royalties, overriding royalties, production payments and other burdens of record.

         This ASSIGNMENT AND BILL OF SALE made by ASSIGNOR is accepted by ASSIGNEE without representations, covenants or warranties as to title or quantum of interest conveyed, or representation as to the merchantability of any of the equipment or its fitness for any purpose, either express or implied. It is understood and agreed ASSIGNEE have inspected the LEASE, WELL and its associated personal property and satisfied themselves as to their physical and environmental condition, both surface and subsurface, and

 ASSIGNEE accept same in their "AS IS, WHERE IS" condition. Furthermore, ASSIGNOR makes no warranty or representation, express or implied, as to the accuracy or completeness of any data, information or materials heretofore or hereafter furnished to ASSIGNEE in connection with the subject interests, or as to the quality or quantity of or ability to produce hydrocarbon reserves, Any and all such data or materials furnished by ASSIGNOR are provided to ASSIGNEE as a convenience and any reliance on or use of same shall be at ASSIGNEE'S sole risk.

         All taxes, including, but not limited to, income taxes, Windfall Profit Taxes, state severance taxes, ad valorem taxes, and any other local, state severance taxes or assessments attributable to the LEASE, OR any production therefrom after the Effective Date shall be ASSIGNEE'S responsibility, and all deductions, credits and obligations pertaining to the aforementioned taxes attributable to the LEASE, or any production therefrom prior to the Effective Date, no matter when received, shall belong to ASSIGNOR.

         ASSIGNEE shall be solely responsible for all costs associated with the filing and recording of this ASSIGNMENT AND BILL OF SALE or any documents related to this instrument. ASSIGNEE shall advise ASSIGNOR or the pertinent recording data and provide a copy of the recorded instrument within 30 days of recordation.

         No title opinion was requested of me, Notary, and the parties hereto specifically release me from any and all responsibility therefor.

         TO HAVE AND TO HOLD the assigned undivided interest in and to the aforementioned LEASE and WELL together with all and singular rights and appurtenances thereto unto

ASSIGNEE, its he/rs or assigns, forever subject to the reservations and conditions hereinabove set forth.


         IN WITNESS WHEREOF, this instrument may be executed in any number of counterparts, each of which shall be considered an original for all purposes. Failure of any party to execute this Agreement and Bill of Sale shall not render it ineffective as to any other party or parties who execute same. This instrument shall be effective on the date of execution by the parties.

Thus done and signed on this 16th day of December, 2002.

WITNESSES:                                 ASSIGNOR:

/s/ UNKNOWN                                CROWN ROYALTIES OF LOUISIANA, INC

/s/ S. EHRMANN                             BY: /S/ KEITH BONDREAUX
                                           NAME: KEITH BONDREAUX
                                           TITLE: PRES



WITNESSES:                                 ASSIGNEE:

/s/ UNKNOWN                                PETROGEN, INC.

/s/ S. EHRMANN                             BY: /S/ LEO WM. KERRIGAN
                                           NAME:  LEO WM. KERRIGAN
                                           TITLE:  VICE PRESIDENT, DIRECTOR

STATE OF LOUISIANA

PARISH OF TERREBONNE

         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned,

         PERSONALLY  CAME  AND  APPEARED  Keith  Bordeaux,  President  of  CROWN
ROYALTIES OF LOUISIANA, INC ., who declared to me that this document was executed for the purpose and consideration expressed therein. Houma, Louisiana, this 16th day of December, .



WITNESSES:

/s/ UNKNOWN                             /s/ KEITH BORDEAUX

/s/ S. EHRMANN



                        SWORN TO AND SUBSCRIBED BEFORE ME
                         THIS 16TH DAY OF DECEMBER, 2002

                             /s/ JOSE A. CASTELLEON
                            -----------------------
                                 NOTARY PUBLIC

                            [NOTARY SEAL GOES HERE]

                             [STATE SEAL GOES HERE]

STATE OF LOUISIANA

PARISH OF TERREBONNE

         BEFORE ME, the undersigned Notary Public, duly commissioned and qualified in and for the Parish and State aforesaid, and in the presence of the witnesses hereinafter named and undersigned.

         PERSONALLY  CAME  AND  APPEARED  LEO  WM.  KERRIGAN,   VICE  PRESIDENT,
PETROGEN, INC., who declared to me that this document was executed for the purpose and consideration expressed therein.

         Houma, Louisiana, this 16th day of December, 2002.


WITNESSES:

/s/ UNKNOWN                     /s/ LEO WM. KERRIGAN

/s/ S. EHRMANN


                       SWORN TO AND SUBSCRIBED BEFORE ME
                         THIS 16 DAY OF DECEMBER, 2002

                             /s/ JOSE A. CASTELLON
                             ---------------------
                                 NOTARY PUBLIC

                            [NOTARY SEAL GOES HERE]

                             [STATE SEAL GOES HERE]

                                   RESOLUTION


         BE IT  RESOLVED  by the  Board  of  Directors  of  CROWN  ROYALTIES  OF
LOUISIANA, INC., that its President Keith Bordeaux be and he is hereby authorized, empowered and directed, for and on behalf of said corporation, to effect the following transaction:

         To execute on behalf of CROWN ROYALTIES OF LOUISIANA, INC. an Assignment and Bill of Sale to Petrogen, Inc. of all of interest s held by the corporation in the Lease, Well, its associated personal property and any production specified on Exhibit "A" attached to said Assignment and Bill of Sale.

said act to contain such other terms, conditions and stipulations as said officer might deem wise and expedient in his sole and uncontrolled discretion.

         BE IT FURTHER RESOLVED that the said KEITH BORDEAUX hereby authorized to appear before any Notary Public for the purpose of executing said act, or other instruments, papers or documents which might be necessary or proper under the circumstances, we hereby approving, ratifying and confirming any and all acts which the said officer may do or perform by virtue of this mandate.

                                    ********



         I, Secretary of CROWN ROYALTIES OF LOUSIIANA, INC., a corporation organized and chartered under and by virtue of the laws of the State of Louisiana, with its legal domicile in the Parish of Terrebonne, Louisiana, do hereby certify that the foregoing is a true and correct copy of the resolution unanimously adopted by the Board of Directors of said corporation at a meeting held on December 12, 2002 which meeting a quorum was present and voting.


                                /s/ MARY BORDEAUX
                                --------------------------
                                    SECRETARY

ATTEST

KEITH BORDEAUX
------------------
PRESIDENT

                                   RESOLUTION

         BE IT RESOLVED by the board of Directors of PETROGEN, INC., thaT its Vice President Leo Wm. Kerrigan be and he is hereby authorized, empowered and directed, for and on behalf of sai9"(pound)brporation, to effect the following transaction:

         To execute on behalf of Petrogen, Inc. an Assignment and Bill of Sale from Crown Royalties of Louisiana, Inc. in the Lease, Well, its associated personal property and any production specified on Exhibit "A" attached to said Assignment and Bill of Sale.


         said act to contain such other terms, conditions and stipulations as said officer might deem wise and expedient in his sole and uncontrolled discretion.

         BE IT FURTHER RESOLVED that the said Leo Wm. Kerrigan is hereby authorized to appear before any Notary Public for the purpose of executing act, or other instruments, papers or documents which might be necessary or proper under the circumstances, we hereby approving, ratifying and confirming any and all acts which the said officer may do or perform by virtue of this mandate.



                                    ********



         I, Secretary of Petrogen, Inc., do hereby certify that the foregoing is a true and correct copy of the resolution unanimously adopted by the Board of Directors of said corporation at a meeting held on ______________ 1999, at which meeting a quorum was present and voting.



                                        -----------------------
                                           SECRETARY

ATTEST:

/s/ LEO WM. KERRIGAN
-----------------------
VICE PRESIDENT

                                   EXHIBIT "A"

All of Crown Royalties ' Inc's interest in the following described property and leases, to-wit:

A. S. J; HOOPER NO. 1 WELL, BAXTERVILLE FIELD, MARION COUNTY, MISSISSIPPI, TOGETHER WITH THE WELLBORE, CASING, TUBING, POMPS, PIPES, PIPELINES, TANKS, AND ALL ASSOCIATED PROPERTY AND EQUIPMENT;

B.       LEASES

         1. Oil, Gas and Mineral Lease dated February 9, 1943, from S. J. Hooper, as lessor to Pres Cochrane, as lessee, and recorded in Book 161, at page 584, of the Oil and Gas Records in the office of the Chancery Clerk of Marion- County, Mississippi;

         2. Oil, Gas and Mineral Lease dated July 7, 1948, from Carl E. Richardson, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 111, of said Oil and Gas Records;

         3. Oil, Gas and Mineral Lease dated July 7, 1948, from Juanita Richardson Dion, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 110, of said Oil and Gas Records;

         4.   Oil, Gas and Mineral Lease dated July 7, 1948, from Mrs. Henrietta
              L. Richardson Hargrove, et al, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 109, of said Oil and Gas Records;

         5.   Oil,  Gas and  Mineral  Lease  dated  July 7, 1948,  from  Madonna
              Richardson Miller, as lessor, to Danciger Oil and Refining Company, as lessee? and recorded in Book 249, at page 108, of said Oil and Gas Records;

         6. Oil, Gas and Mineral Lease dated July 7, 1948, from W. V. Tompkins and Chas. H. Tompkins, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 107, of said Oil and Gas Records;

         7. Oil, Gas and Mineral Lease dated July 7, 1948, from Juanita Richardson Dion, as lessor, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 105, of said Oil and Gas Records;

         8. Oil, Gas and Mineral Lease dated July 7, 1948, from H.C. Rawls, et al, as lessors, to Danciger Oil and Refining Company, as lessee, and recorded in Book 249, at page 112, of said Oil and Gas Records;

ONLY INSOFAR, HOWEVER, as the above described leases cover:

              the NE/4 of NE/4, Section 1, Township 1 North, Range 17 West, Marion County, Mississippi, containing 40 acres, more or less;

all as amended, ratified and confirmed by the following instruments and by other instruments:

         1. Dated August 31, 1949, executed by H. C. Rawls, et al, and recorded in Book 261, at page 125, of said Oil and Gas Records;

         2. Dated August 15, 1949, executed by E. M. Rush, et al, and recorded in Book 261, at page 379, of said Oil and Gas Records;

         3.   Dated  August  15,  1949,  executed  by R. A.  Irwin,  et al,  and recorded in Book 261, at page 388, of said Oil and Gas Records;
         4.   Dated August 15, 1949, executed by E. M. Rush, et al, and recorded in Book 261, at page 553, of said Oil and Gas Records;

         5. Dated August 12, 1949, executed by M. V. Tompkins and Chas. H. Tompkins, and recorded in Book 261, at page 388, of said Oil and Gas Records;

         6. Dated August 18, 1949, executed by Evelyn R. Willoby, and recorded in Book 268, at page 25, of said Oil and Gas Records;

         7. Dated August 16, 1949, executed by Juanita R. Dion, and recorded in Book 268, at page 19, of said Oil and Gas Records;

         8. Dated September 2, 1949, executed by Madonna Richardson Miller, and recorded in Book 268, at page 20, of said Oil and Gas Records;

         9. Dated August 12, 1949, executed by Henrietta L- Richardson Hargrove, et al, and recorded in Book 268, at page 20, of said Oil and Gas Records;
1.

SAID LEASEHOLD ESTATES BEING SUBJECT TO THE FOLLOWING:

         1. The terms and conditions of that certain Contract and Assignment of Overriding Royalty dated July 8, 1948, between Danciger Oil and Refining Company, as one party and Orval E. Richardson, et al, as the other party, and recorded in Book 245, at page 503, of said Oil and Gas Records; and

         2. That certain Operating Agreement dated October 15, 1944, between Danciger Oil & Refining Company, as Operator, and T. S. Stoneman, as Non-operator.

C. T. W. DAVIS NO. 1 WELL, (Salt water disposal), Baxtervxlle Field, Lamar County, Mississippi.

A salt water disposal system, including a well located:

              330 feet North and 330 feet West of the Southeast corner of the SW/4 of SW/4, Section 31, Township 2 North, Range 16 West, Lamar County, Mississippi;

and all equipment, pumps, machinery, lines, pipelines, easements and rights of way now used in the operation of such system, said system and the rights pertaining thereto originally being described in the following instrument:

              Dated October 18, 1972, from Bass Pecan Company, Inc., as Assignor, to George R. Grim, Jr. and L. J. Wickenhauser, as Assignees, and recorded in Book 5-E, at page 295, of the Land Deed Records in the office of the Chancery Clerk of Lamar County, Mississippi.

STATE OF MISSISSIPPI
MARION COUNTY

I certify that this instrument was filed for record at 12:35 o'clock PM, on the 12th day of January, 2003, at my office in Columbia, Mississippi, and was recorded in Book 1392 page 328 this 12th day of Jan A.D. 2003.

CASS BARNES, CHANCERY CLERK

By:  /s/ BARBARA HAW  DEPUTY CLERK

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